Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
	(Dollars in thousands)
Non-accrual loans	$5,917	$5,531	$7,548	$8,312	$10,481
Loans 90 days or more past due and still accruing interest	-	14	-	-	266
Subtotal	5,917	5,545	7,548	8,312	10,747
Less: Government guaranteed loans	327	427	459	439	510
Total non-performing loans	5,590	5,118	7,089	7,873	10,237
Other real estate and repossessed assets	224	296	346	766	1,487
Total non-performing assets	$5,814	$5,414	$7,435	$8,639	$11,724

As a percent of Portfolio Loans
Non-performing loans	0.19%	0.18%	0.25%	0.29%	0.36%
Allowance for credit losses	1.62	1.63	1.68	1.30	1.25
Non-performing assets to total assets	0.13	0.12	0.17	0.21	0.28
Allowance for credit losses as a percent of non-performing loans	837.19	897.34	659.54	450.01	349.43

(1)	Excludes loans classified as "trouble debt restructured" that are not past due.

Troubled debt restructurings ("TDR")

	September 30, 2021
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$4,692	$32,037		$36,729
Non-performing TDR's (2)	-	1,198	(3)	1,198
Total	$4,692	$33,235		$37,927

	December 31, 2020
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$7,956	$36,385		$44,341
Non-performing TDR's (2)	1,148	1,584	(3)	2,732
Total	$9,104	$37,969		$47,073

(1)	Retail loans include mortgage and installment loan segments.
(2)	Included in non-performing assets table above.
(3)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for credit losses

	Nine months ended September 30,
	2021		2020
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$35,429	$1,805	$26,148	$1,542
Additions (deductions)
Impact of adoption of ASC 326	11,574	1,469	-	-
Provision for credit losses (1)	(2,558)	-	12,884	-
Initial allowance on loans purchased with credit deterioration	134	-	-	-
Recoveries credited to allowance	3,918	-	2,404	-
Loans charged against the allowance	(1,698)	-	(5,665)	-
Additions included in non-interest expense	-	363	-	271
Balance at end of period	$46,799	$3,637	$35,771	$1,813

Net loans charged (recovered) against the allowance to average Portfolio Loans	(0.11)%		0.16%

(1)	Beginning January 1, 2021, calculation is based on CECL methodology. Prior to January 1, 2021, calculation was based on the probable incurred loss methodology.

Capitalization

	September 30, 2021	December 31, 2020
	(In thousands)
Subordinated debt	$39,338	$39,281
Subordinated debentures	39,575	39,524
Amount not qualifying as regulatory capital	(562)	(505)
Amount qualifying as regulatory capital	78,351	78,300
Shareholders’ equity
Common stock	326,390	339,353
Retained earnings	66,543	40,145
Accumulated other comprehensive income	7,098	10,024
Total shareholders’ equity	400,031	389,522
Total capitalization	$478,382	$467,822

Non-Interest Income

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2021	2021	2020	2021	2020
	(In thousands)
Interchange income	$4,237	$3,453	$3,428	$10,739	$8,411
Service charges on deposit accounts	2,944	2,318	2,085	7,178	6,299
Net gains on assets
Mortgage loans	8,361	9,091	20,205	30,280	46,687
Securities	5	-	-	1,421	253
Mortgage loan servicing, net	1,271	(1,962)	(644)	4,476	(8,966)
Investment and insurance commissions	678	634	530	1,895	1,478
Bank owned life insurance	145	127	215	411	750
Other	2,054	1,110	1,192	4,472	3,470
Total non-interest income	$19,695	$14,771	$27,011	$60,872	$58,382

Capitalized Mortgage Loan Servicing Rights

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
	(In thousands)
Balance at beginning of period	$22,431	$13,773	$16,904	$19,171
Originated servicing rights capitalized	2,529	4,017	8,637	10,260
Change in fair value	(752)	(2,387)	(1,333)	(14,028)
Balance at end of period	$24,208	$15,403	$24,208	$15,403

Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2021	2021	2020	2021	2020
	(Dollars in thousands)
Mortgage loans originated	$453,752	$473,742	$536,502	$1,436,497	$1,318,206
Mortgage loans sold	279,235	306,789	417,092	963,442	1,058,400
Net gains on mortgage loans	8,361	9,091	20,205	30,280	46,687
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	2.99%	2.96%	4.84%	3.14%	4.41%
Fair value adjustments included in the
Loan Sales Margin	0.04	(0.08)	0.50	(0.40)	0.81

Non-Interest Expense

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2021	2021	2020	2021	2020
	(In thousands)
Compensation	$11,507	$11,136	$10,294	$32,764	$30,665
Performance-based compensation	6,252	4,783	8,310	15,327	14,240
Payroll taxes and employee benefits	3,900	3,964	3,350	11,973	9,837
Compensation and employee benefits	21,659	19,883	21,954	60,064	54,742
Data processing	3,022	2,576	2,215	7,972	6,160
Occupancy, net	2,082	2,153	2,199	6,578	6,818
Interchange expense	1,202	1,201	831	3,351	2,416
Furniture, fixtures and equipment	1,075	1,034	999	3,112	3,125
Loan and collection	735	859	768	2,353	2,329
Communications	683	777	806	2,341	2,409
Conversion related expenses	275	1,143	643	1,636	1,045
Legal and professional	513	522	566	1,534	1,427
Advertising	666	164	589	1,319	1,636
FDIC deposit insurance	346	307	411	983	1,211
Amortization of intangible assets	242	243	255	727	765
Supplies	116	170	126	460	513
Costs related to unfunded lending commitments	369	26	41	363	271
Correspondent bank service fees	77	115	101	292	294
Provision for loss reimbursement on sold loans	36	25	46	95	160
Branch closure costs	-	-	-	-	417
Net (gains) losses on other real estate and repossessed assets	(28)	6	46	(202)	146
Other	1,442	1,332	1,045	4,091	3,822
Total non-interest expense	$34,512	$32,536	$33,641	$97,069	$89,706

Average Balances and Tax Equivalent Rates

	Three Months Ended
	September 30,
		2021			2020
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,896,552	$30,061	4.13%	$2,918,946	$30,323	4.14%
Tax-exempt loans (1)	7,148	90	5.00	6,926	88	5.05
Taxable securities	951,445	3,922	1.65	733,977	3,450	1.88
Tax-exempt securities (1)	365,937	2,070	2.26	157,998	1,194	3.02
Interest bearing cash	57,153	23	0.16	51,181	14	0.11
Other investments	18,427	181	3.90	18,427	223	4.81
Interest Earning Assets	4,296,662	36,347	3.37	3,887,455	35,292	3.62
Cash and due from banks	57,151			52,676
Other assets, net	159,961			162,187
Total Assets	$4,513,774			$4,102,318

Liabilities
Savings and interest- bearing checking	$2,317,142	695	0.12	$1,922,971	686	0.14
Time deposits	314,394	395	0.50	498,796	1,376	1.10
Other borrowings	108,908	962	3.50	110,714	1,006	3.61
Interest Bearing Liabilities	2,740,444	2,052	0.30	2,532,481	3,068	0.48
Non-interest bearing deposits	1,303,401			1,137,303
Other liabilities	72,387			67,820
Shareholders’ equity	397,542			364,714

Total liabilities and shareholders’ equity	$4,513,774			$4,102,318

Net Interest Income		$34,295			$32,224

Net Interest Income as a Percent of Average Interest Earning Assets			3.18%			3.31%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

Average Balances and Tax Equivalent Rates

	Nine Months Ended
	September 30,
		2021			2020
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,859,207	$86,126	4.02%	$2,861,776	$91,804	4.28%
Tax-exempt loans (1)	6,801	256	5.03	7,266	273	5.02
Taxable securities	881,465	10,374	1.57	579,704	9,356	2.15
Tax-exempt securities (1)	347,873	5,845	2.24	114,187	2,682	3.13
Interest bearing cash	76,533	74	0.13	52,265	160	0.41
Other investments	18,427	555	4.03	18,404	694	5.04
Interest Earning Assets	4,190,306	103,230	3.29	3,633,602	104,969	3.85
Cash and due from banks	55,883			49,345
Other assets, net	155,701			163,503
Total Assets	$4,401,890			$3,846,450

Liabilities
Savings and interest- bearing checking	$2,239,887	2,059	0.12	$1,764,933	3,121	0.24
Time deposits	319,792	1,429	0.60	529,248	6,029	1.52
Other borrowings	108,866	2,888	3.55	121,195	2,598	2.86
Interest Bearing Liabilities	2,668,545	6,376	0.32	2,415,376	11,748	0.65
Non-interest bearing deposits	1,279,006			1,016,286
Other liabilities	65,464			62,984
Shareholders’ equity	388,875			351,804

Total liabilities and shareholders’ equity	$4,401,890			$3,846,450

Net Interest Income		$96,854			$93,221

Net Interest Income as a Percent of Average Interest Earning Assets			3.09%			3.42%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

Commercial Loan Portfolio Analysis as of September 30, 2021

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-accrual	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$14,751	$73	$-	$73	0.5%
Land Development	11,912	33	-	33	0.3
Construction	86,284	-	-	-	0.0
Income Producing	376,010	1,964	-	1,964	0.5
Owner Occupied	350,819	19,997	-	19,997	5.7
Total Commercial Real Estate Loans	$839,776	$22,067	-	$22,067	2.6

Other Commercial Loans	$383,026	$4,488	189	$4,677	1.2
Total non-performing commercial loans			$189

Commercial Loan Portfolio Analysis as of December 31, 2020

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-accrual	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$14,567	$116	$-	$116	0.8%
Land Development	12,176	36	-	36	0.3
Construction	68,724	36	-	36	0.1
Income Producing	358,603	3,699	-	3,699	1.0
Owner Occupied	360,510	24,693	745	25,438	7.1
Total Commercial Real Estate Loans	$814,580	$28,580	745	$29,325	3.6

Other Commercial Loans	$427,835	$16,059	695	$16,754	3.9
Total non-performing commercial loans			$1,440